Joint Filer Information

Title of Security:           Common Stock

Issuer & Ticker Symbol:      Accelrys, Inc. (ACCL)

Designated Filer:            MAK Capital One LLC

Other Joint Filers:          MAK Capital Fund LP (the "MAK Capital Fund");
                             Michael A. Kaufman;
                             Paloma International L.P. ("Paloma"); and
                             S. Donald Sussman

Addresses:                   The address of each of MAK Capital Fund and
                             Mr. Kaufman is 590 Madison Ave, 9th Floor,
                             New York, New York 10022.

                             The address of Paloma is Two American Lane,
                             Greenwich, Connecticut 06836.

                             The address of Mr. Sussman is 6100 Red Hook
                             Quarter, 18B, Suites C, 1-6, St. Thomas,
                             United States Virgin Islands 00802.


Signatures:


Dated:  May 7, 2008

                             MAK CAPITAL FUND LP
                             By: MAK GP LLC, as General Partner


                                    By: /s/Michael A. Kaufman
                                        -----------------------------
                                           Michael A. Kaufman,
                                           Managing Member


                             /s/ Michael A. Kaufman
                             ------------------------------
                             Michael A. Kaufman


                            PALOMA INTERNATIONAL L.P.
                              By: Paloma Partners Company L.L.C.,
                                  general partner


                                         By:/s/Michael J. Berner
                                            ---------------------------
                                            Michael J. Berner
                                            Vice President


                            S. DONALD SUSSMAN


                            By:/s/Michael J. Berner
                               ----------------------------
                               Michael J. Berner
                               Attorney-in-Fact